SELECT*ANNUITY I

AN INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company

and its

MFS/ReliaStar Variable Account

Supplement Dated May 1, 2014

This supplement amends certain information contained in your product prospectus dated April 30, 1996, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE COMPANY

Information about the ReliaStar Life Insurance Company in your Contract prospectus is deleted and replaced with the following:

ReliaStar Life Insurance Company (“we,” “us,” “our,” and the “Company”) issues the Contracts described in the prospectus and is responsible for providing each Contract’s insurance benefits. All guarantees and benefits provided under the Contracts that are not related to the Variable Account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of March 25, 2014, ING’s ownership of Voya was approximately 43%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

INFORMATION ABOUT THE INVESTMENT FUNDS AVAILABLE THROUGH THE VARIABLE ACCOUNT

The following chart lists the Investment Funds (“Funds”) that are, effective May 1, 2014, available through the MFS/ReliaStar Variable Account, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

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There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Contract Value to the Sub-Accounts that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Massachusetts Investors Growth Stock Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
Massachusetts Investors Trust (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® Bond Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® Growth Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® High Income Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
MFS® Research Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks capital appreciation.
MFS® Strategic Income Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
MFS® Total Return Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks total return.

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IMPORTANT INFORMATION ABOUT A FUND

CLOSED TO NEW INVESTMENT

The Sub-Account that invests in the following Fund has been closed to new investment:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
MFS® Money Market Fund (Class A) Investment Adviser: Massachusetts Financial Services Company	Seeks current income consistent with preservation of capital and liquidity.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-877-884-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

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